Exhibit 10.11
ASSUMPTION OF LEASE
     Reference is made to the Lease between Triumph 1450 LLC (the “Lessor”) and Replidyne, Inc. (“Replidyne”), dated as of October 25, 2005, as amended August 25, 2006 (the “Lease”). In connection with the business combination transaction contemplated by that certain Agreement and Plan of Merger and Reorganization by and among Replidyne, Responder Merger Sub, Inc. and Cardiovascular Systems, Inc., a Minnesota corporation, dated as of November 3, 2008, and effective as of February 25, 2009, Cardiovascular Systems, Inc., a Delaware corporation (the “Company”), hereby assumes all of Replidyne’s obligations under the Lease and agrees to perform all of the covenants and conditions of the Lease required of Replidyne as set forth therein. This Assumption of Lease is being provided to Lessor pursuant to the terms of Section 12.2(a) of the Lease.

COMPANY: CARDIOVASCULAR SYSTEMS, INC.
Dated: 3/19/09	By:	/s/ James E. Flaherty
		Name:	James E. Flaherty
Its: Chief Administrative Officer

     The undersigned Lessor hereby acknowledges the foregoing Assumption of Lease.

LESSOR: SHMAEL 9450 INVESTORS LLC
Dated: 3/23/09	By:	/s/ Jay D. Matthes
		Name:	Jay D. Matthes
Its: Authorized Signatory